UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT

September 8, 2015

Dear Beneficial Unit Certificate Holder,

The Burlington Capital Group, LLC, the general partner of the general partner of America First Multifamily Investors, L.P. (NASDAQ: ATAX), has extended the Expiration Date for ATAX’s Consent Solicitation Statement to 11:59 pm Eastern Daylight Time on September 15, 2015.

According to our records, we have not yet received your vote. It is critical that we hear from you, which is why we’re asking you to exercise your right as a Unitholder to vote. If you have responded already, thank you for your time. While we have been encouraged by the results of the voting thus far, ATAX will not be successful in its effort to secure enough “FOR” votes to pass each proposal unless you vote.

The definitive Consent Solicitation Statement we filed with the Securities and Exchange Commission on July 24, 2015 invites you to vote on a number of proposals as detailed in that document.

IT IS IMPORTANT THAT YOU VOTE, NO MATTER THE SIZE OF YOUR INVESTMENT. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR UNITS MAY BE REPRESENTED BEFORE THE EXPIRATION DATE THAT HAS BEEN EXTENDED TO SEPTEMBER 15, 2015.

The board of managers of The Burlington Capital Group LLC, recommends you vote “FOR” all the proposals set forth in the Consent Solicitation Statement.

Should you have any questions regarding the proposals, please call AST Fund Solutions at (800) 591-8250 toll-free, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time.

Once you’ve made a decision, the voting process takes only a few moments. Please review the instructions on the enclosed consent form.

There are three easy ways to vote:

•	By phone: Call one of AST Fund Solutions’ specialists toll-free at (800) 591-8250, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need the control number which can be found on your consent form.

•	By FEDEX: Please follow instructions on the enclosed buckslip.

•	By FAX: If you received consent solicitation materials by mail, sign, date, and fax your consent form to us at

(201) 806-4191. The fax service is available 24 hours a day.

Your prompt response is greatly appreciated.

Sincerely,

Mark A. Hiatt

Chief Executive Officer of

America First Multifamily Investors, L.P.

REG/NOBO

IMPORTANT

September 8, 2015

Dear Beneficial Unit Certificate Holder,

The Burlington Capital Group, LLC, the general partner of the general partner of America First Multifamily Investors, L.P. (NASDAQ: ATAX), has extended the Expiration Date for ATAX’s Consent Solicitation Statement to 11:59 pm Eastern Daylight Time on September 15, 2015.

According to our records, we have not yet received your vote. It is critical that we hear from you, which is why we’re asking you to exercise your right as a Unitholder to vote. If you have responded already, thank you for your time. While we have been encouraged by the results of the voting thus far, ATAX will not be successful in its effort to secure enough “FOR” votes to pass each proposal unless you vote.

The definitive Consent Solicitation Statement we filed with the Securities and Exchange Commission on July 24, 2015 invites you to vote on a number of proposals as detailed in that document.

IT IS IMPORTANT THAT YOU VOTE, NO MATTER THE SIZE OF YOUR INVESTMENT. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR UNITS MAY BE REPRESENTED BEFORE THE EXPIRATION DATE THAT HAS BEEN EXTENDED TO SEPTEMBER 15, 2015.

The board of managers of The Burlington Capital Group LLC, recommends you vote “FOR” all the proposals set forth in the Consent Solicitation Statement.

Should you have any questions regarding the proposals, please call AST Fund Solutions at (800) 591-8250 toll-free, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time.

Once you’ve made a decision, the voting process takes only a few moments. Please review the instructions on the enclosed consent form.

There are three easy ways to vote:

•	Online: Log on to the website provided on your consent form. You will need the control number found on the consent form to log in.

•	Interactive Voice Response: Call the toll-free number provided on your consent form to reach an automated touchtone voting line.

•	By mail: If you received consent solicitation materials by mail, sign, date, and mail your consent form in the postage-paid envelope provided in your consent solicitation package.

Your prompt response is greatly appreciated.

Sincerely,

Mark A. Hiatt

Chief Executive Officer of

America First Multifamily Investors, L.P.

OBO